Financial Data

AT&T Inc.

Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited

Three Months Ended
3/31/06	3/31/05	% Chg

Operating Revenues
Voice	$ 8,722	$ 5,852	49.0%
Data	4,442	2,391	85.8%
Directory	901	905	-0.4%
Other	1,770	1,100	60.9%

Total Operating Revenues	15,835	10,248	54.5%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	7,128	4,388	62.4%
Selling, general and administrative	4,024	2,479	62.3%
Depreciation and amortization	2,492	1,825	36.5%

Total Operating Expenses	13,644	8,692	57.0%

Operating Income	2,191	1,556	40.8%

Interest Expense	464	353	31.4%
Interest Income	85	109	-22.0%
Equity in Net Income (Loss) of Affiliates	334	(58)	-
Other Income (Expense) - Net	11	47	-76.6%

Income Before Income Taxes	2,157	1,301	65.8%
Income Taxes	712	416	71.2%

Net Income	$ 1,445	$ 885	63.3%

Basic Earnings Per Share:
Net Income	$ 0.37	$ 0.27	37.0%
Weighted Average Common
Shares Outstanding (000,000)	3,882	3,303	17.5%
Diluted Earnings Per Share:
Net Income	$ 0.37	$ 0.27	37.0%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	3,902	3,315	17.7%

Financial Data

AT&T Inc.

Statements of Segment Income
Dollars in millions

Unaudited
Three Months Ended
Wireline	3/31/06	3/31/05	% Ch	g

Segment Operating Revenues
Voice	$ 8,722	$ 5,852	49.0%
Data	4,442	2,391	85.8%
Other	1,575	939	67.7%

Total Segment Operating Revenues	14,739	9,182	60.5%

Segment Operating Expenses
Cost of sales	6,856	4,123	66.3%
Selling, general and administrative	3,701	2,170	70.6%
Depreciation and amortization	2,430	1,773	37.1%

Total Segment Operating Expenses	12,987	8,066	61.0%

Segment Income	$ 1,752	$ 1,116	57.0%

Cingular *

Segment Operating Revenues
Service revenues	$ 8,005	$ 7,419	7.9%
Equipment sales	975	810	20.4%

Total Segment Operating Revenues	8,980	8,229	9.1%

Segment Operating Expenses
Cost of services and equipment sales	3,647	3,439	6.0%
Selling, general and administrative	2,846	3,001	-5.2%
Depreciation and amortization	1,680	1,675	0.3%

Total Segment Operating Expenses	8,173	8,115	0.7%

Segment Operating Income	807	114	-
Other Income (Expense) - Net	(329)	(332)	0.9%

Segment Income (Loss)	$ 478	$ (218)	-

* Results reflect 100% of Cingular Wireless' actual results

Directory

Segment Operating Revenues	$ 923	$ 929	-0.6%

Segment Operating Expenses
Cost of sales	288	280	2.9%
Selling, general and administrative	159	164	-3.0%
Depreciation and amortization	1	2	-50.0%

Total Segment Operating Expenses	448	446	0.4%

Segment Operating Income	475	483	-1.7%
Equity in Net Income (Loss) of Affiliates	(5)	(1)	-

Segment Income	$ 470	$ 482	-2.5%

Other **

Segment Operating Revenues	$ 203	$ 169	20.1%
Segment Operating Expenses	239	212	12.7%

Segment Operating Income (Loss)	(36)	(43)	16.3%
Equity in Net Income (Loss) of Affiliates	339	(58)	-

Segment Income (Loss)	$ 303	$(101)	-

** Equity in Net Income (Loss) of Affiliates includes our 60% proportionate share of Cingular's results

Financial Data
AT&T Inc.

Consolidated Balance Sheets
Dollars in millions except per share amounts

3/31/06 Unaudited	12/31/05

Assets
Current Assets
Cash and cash equivalents	$1,057	$1,224
Accounts receivable - net of allowances for
uncollectibles of $1,131 and $1,176	8,647	9,351
Prepaid expenses	1,215	1,029
Deferred income taxes	1,874	2,011
Other current assets	1,057	1,039

Total current assets	13,850	14,654

Property, plant and equipment - at cost	150,516	149,238
Less: accumulated depreciation and amortization	92,149	90,511

Property, Plant and Equipment - Net	58,367	58,727

Goodwill	13,402	14,055
Intangible Assets - Net	8,214	8,503
Investments in Equity Affiliates	2,090	2,031
Investments in and Advances to Cingular Wireless	32,316	31,404
Other Assets	16,198	16,258

Total Assets	$144,437	$145,632

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$5,712	$4,455
Accounts payable and accrued liabilities	15,510	17,088
Accrued taxes	2,240	2,586
Dividends payable	1,293	1,289

Total current liabilities	24,755	25,418

Long-Term Debt	25,829	26,115

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	14,902	15,713
Postemployment benefit obligation	18,278	18,133
Unamortized investment tax credits	202	209
Other noncurrent liabilities	5,382	5,354

Total deferred credits and other noncurrent liabilities	38,764	39,409

Stockholders' Equity
Common shares issued ($1 par value)	4,065	4,065
Capital in excess of par value	27,262	27,499
Retained earnings	29,257	29,106
Treasury shares (at cost)	(4,927)	(5,406)
Additional minimum pension liability adjustment	(218)	(218)
Accumulated other comprehensive income	(350)	(356)

Total stockholders' equity	55,089	54,690

Total Liabilities and Stockholders' Equity	$144,437	$145,632

Financial Data
AT&T Inc.

Consolidated Statements of Cash Flow
Dollars in millions, increase (decrease) in cash and cash equivalents

Unaudited	Three Months Ended
3/31/06	3/31/05

Operating Activities
Net income	$ 1,445	$ 885
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	2,492	1,825
Undistributed earnings from investments in equity affiliates	(313)	74
Provision for uncollectible accounts	193	239
Amortization of investment tax credits	(7)	(6)
Deferred income tax (benefit) expense	66	(37)
Net gain on sales of investments	(8)	(66)
Changes in operating assets and liabilities:
Accounts receivable	509	128
Other current assets	(189)	(97)
Accounts payable and accrued liabilities	(2,057)	(1,624)
Stock-based compensation tax benefit	(8)	(3)
Other - net	335	(65)

Total adjustments	1,013	368

Net Cash Provided by Operating Activities	2,458	1,253

Investing Activities
Construction and capital expenditures	(1,821)	(1,050)
Receipts from (investments in) affiliates - net	(699)	596
Maturities of held-to-maturity securities	-	64
Dispositions	27	73
Acquisitions	(62)	(169)
Proceeds from note repayment	-	37

Net Cash Used in Investing Activities	(2,555)	(449)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	1,271	761
Repayment of other short-term borrowings	(2)	-
Repayment of long-term debt	(259)	(572)
Issuance of treasury shares	201	47
Dividends paid	(1,289)	(1,066)
Stock-based compensation tax benefit	8	3

Net Cash Used in Financing Activities	(70)	(827)

Net increase (decrease) in cash and cash equivalents
from continuing operations	(167)	(23)
Net Cash Used in Operating Activities from Discontinued Operations	-	(310)

Net increase (decrease) in cash and cash equivalents	(167)	(333)
Cash and cash equivalents beginning of year	1,224	760

Cash and Cash Equivalents End of Period	$ 1,057	$ 427

Financial Data
AT&T Inc.

Supplementary Operating Data

Unaudited	Three Months Ended
3/31/06	3/31/05

In-Region [1]
Switched Access Lines (000)
Retail Consumer - Primary	22,630	23,222
Retail Consumer - Additional	3,786	4,218
Retail Business	17,377	17,507

Retail	43,793	44,947
Wholesale [2]	4,667	6,503
Coin [3]	308	418

Total Switched Access Lines (000)	48,768	51,868

Unbundled Loops (000)	1,664	1,502
DSL Lines in Service (000)	7,432	5,608
Net DSL Line Additions (000)	511	504
Video Subscribers (000)	491	394
Net Video Subscriber Additions (000)	34	71
Cingular Wireless [4,5]
Wireless Voice Customers (000)	55,810	50,350
Net Customer Additions (000)	1,679	1,367
M&A Activity, Partitioned Customers and Other Adjs.	(13)	(149)
POPs (000,000)	296	293

1  In-Region represents access lines served by AT&T's incumbent local exchange companies.

2  Wholesale lines at 3-31-06 include approximately 1.51 million lines purchased by AT&T Corp.

3  Coin includes both retail and wholesale access lines.

4  Amounts represent 100% of the results from Cingular Wireless.

5  Prior year amounts restated to conform to current period reporting methodology.

Non-GAAP Financial Data
AT&T Inc.

Supplemental Consolidated Income Statements
Dollars in millions

Unaudited

	Three Months Ended
	3/31/06	3/31/05	% C	hg

Total Operating Revenues	$24,433	$18,295	33.6%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	10,393	7,645	35.9%
Selling, general and administrative	6,870	5,480	25.4%
Depreciation and amortization	4,172	3,500	19.2%

Total Operating Expenses	21,435	16,625	28.9%

Operating Income	2,998	1,670	79.5%

Interest Expense	694	600	15.7%
Interest Income	22	36	-38.	9%
Minority Interest	(192)	71	-
Equity in Net Income (Loss) of Affiliates	122	88	38.6%
Other Income (Expense) - Net	17	49	-65.	3%

Income Before Income Taxes	2,273	1,314	73.0%
Income Taxes	828	429	93.0%

Net Income	$1,445	$885	63.3%

As required by GAAP rules for joint ventures, AT&T reflects Cingular’s results in the Equity in Net Income of Affiliates line of its Consolidated Statements of Income rather than in revenues and expenses. To facilitate peer comparisons, and in recognition of AT&T’s majority economic ownership of the nation’s largest wireless provider and Cingular’s increased significance to AT&T’s overall operations, AT&T provides a supplemental consolidated income statement that includes full consolidation of Cingular’s operating results. This supplemental information also includes reconciliations to AT&T’s Consolidated Statements of Income on the following page.

Certain amounts in prior-period supplemental financial information have been reclassified to conform to the current period's presentation.

Non-GAAP Financial Data Reconciliation

AT&T Inc.
Supplemental Consolidated Income Statements
For the Three Months Ended 3/31/06
Dollars in millions

Unaudited	Reported	Non-GAAP

AT&T	Cingular	Consolidating Adjustments	Supplemental Consolidated

Total Operating Revenues	$15,835	$8,980	$(382)	$24,433

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	7,128	3,647	(382)	10,393
Selling, general and administrative	4,024	2,846	-	6,870
Depreciation and amortization	2,492	1,680	-	4,172

Total Operating Expenses	13,644	8,173	(382)	21,435

Operating Income	2,191	807	-	2,998

Interest Expense	464	297	(67)	694
Interest Income	85	4	(67)	22
Minority Interest	(1)	(41)	(150)	(192)
Equity in Net Income (Loss) of Affiliates	334	-	(212)	122
Other Income (Expense) - Net	12	5	-	17

Income Before Income Taxes	2,157	478	(362)	2,273
Income Taxes	712	124	(8)	828

Net Income	$1,445	$354	$(354)	$1,445

For the Three Months Ended 3/31/05
Dollars in millions

Unaudited	Reported	Non-GAAP

AT&T	Cingular	Consolidating Adjustments	Supplemental Consolidated

Total Operating Revenues	$10,248	$8,229	$(182)	$18,295

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,388	3,439	(182)	7,645
Selling, general and administrative	2,479	3,001	-	5,480
Depreciation and amortization	1,825	1,675	-	3,500

Total Operating Expenses	8,692	8,115	(182)	16,625

Operating Income	1,556	114	-	1,670

Interest Expense	353	338	(91)	600
Interest Income	109	18	(91)	36
Minority Interest	-	(16)	87	71
Equity in Net Income (Loss) of Affiliates	(58)	2	144	88
Other Income (Expense) - Net	47	2	-	49

Income (Loss) Before Income Taxes	1,301	(218)	231	1,314
Income Taxes	416	22	(9)	429

Net Income (Loss)	$885	$(240)	$240	$885